Exhibit 99.1

Mullen Automotive Announces $25 Million Stock Buyback Program

Company believes stock is significantly undervalued and is trading at a significant discount to current cash position of approximately $235 million

Buyback is authorized through Dec. 31, 2023

BREA, Calif., July 6, 2023 -- via IBN -- Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, announces today that the Board of Directors (the "Board") of the Company has authorized a stock buyback program, pursuant to which the Company may, until Dec. 31, 2023, purchase up to $25 million in shares of its outstanding common stock. The shares may be repurchased, from time to time, in the open market or in privately negotiated transactions depending upon market conditions and other factors, and in accordance with applicable regulations of the Securities and Exchange Commission (the “SEC”). The authorization of the stock buyback program does not obligate the Company to purchase any shares and may be terminated or amended by the Board at any time prior to its expiration date.

“We are initiating this buyback program as an attractive opportunity to deploy capital and return value to our shareholders,” said David Michery, CEO and chairman of Mullen Automotive.

For more information on Mullen Automotive or SEC public filings, please visit the investor relations section of Mullen’s website or SEC.gov.

About Mullen

Mullen Automotive (NASDAQ: MULN) is a Southern California-based automotive company building the next generation of electric vehicles (“EVs”) that will be manufactured in its two United States-based assembly plants. Mullen’s EV development portfolio includes the Mullen FIVE EV Crossover, Mullen-GO Commercial Urban Delivery EV, Mullen Commercial Class 1-3 EVs and Bollinger Motors, which features both the B1 and B2 electric SUV trucks and Class 4-6 commercial offerings. On Sept. 7, 2022, Bollinger Motors became a majority-owned EV truck company of Mullen Automotive, and on Dec. 1, 2022, Mullen closed on the acquisition of Electric Last Mile Solutions’ (“ELMS”) assets, including all IP and a 650,000-square-foot plant in Mishawaka, Indiana.

To learn more about the Company, visit www.MullenUSA.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and are difficult to predict. Examples of such risks and uncertainties include but are not limited to if and when the Company will repurchase the stock authorized by its Board and the impact of the buyback program to the Company and its shareholders. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Mullen with the SEC. Mullen anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen’s plans and expectations as of any subsequent date.

Contact:
Mullen Automotive, Inc.
+1 (714) 613-1900
www.MullenUSA.com

Corporate Communications:
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Los Angeles, California
www.InvestorBrandNetwork.com
310.299.1717 Office
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